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                                                                      EXHIBIT 23






             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report incorporated by reference into this Form 10-K of Seacoast Banking Corporation of Florida, into the Company's previously filed registration statements on Form S-8 (File Nos. 33-61925, 33-46504, 33-25267, and 33-22846).


                                                   ARTHUR ANDERSEN LLP


Miami, Florida,
 March 26, 1996